UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2025

UPEXI, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3030 N. Rocky Point Drive, Suite 240 Tampa, Florida	33607
(Address of Principal Executive Offices)	(Zip Code)

(701) 353-5425

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	UPXI	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The Equity Offering

Securities Purchase Agreements

On July 25, 2025, Upexi, Inc. a Delaware corporation (the “Company”) entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with A.G.P./Alliance Global Partners (the “Investor”), pursuant to which the Company shall have the right, but not the obligation, to direct the Investor to purchase the lesser of (i) $500,000,000 (the “Total Commitment Amount’) or (ii) the Exchange Cap, which shall be the number of shares not to exceed 19.99% of the Company’s shares of common stock, par value $0.00001 per share (“Common Stock”), outstanding on July 25, 2025, unless the Company’s stockholders have approved the issuance of Common Stock in excess of the Exchange Cap, upon satisfaction of certain terms and conditions contained in the Purchase Agreement, including, but not limited to, an effective registration statement filed with the U.S. Securities and Exchange Commission (“SEC”). The Company, under its right but not obligation, may issue and sell to the Investor common stock under dollar volume-weighted average price (“VWAP”) orders or Intraday VWAP orders for such orders multiplied by 95%. The Agreement shall terminate at the earlier of the first anniversary of the Purchase Agreement, the date the Investor shall have purchased shares of Common Stock equal to the Total Commitment Amount, or as otherwise provided in the Purchase Agreement.

The proceeds from the sales by the Company to the Investor shall be used by the Company in the manner as will be set forth in the Prospectus included in any Registration Statement (and any post-effective amendment thereto) and any Prospectus supplement thereto filed pursuant to the Registration Rights Agreement.

The Common Stock is being offered pursuant to the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506(b) of Regulation D promulgated thereunder, and applicable state securities laws.

Registration Rights Agreement

Concurrent with the Purchase Agreement, on July 25, 2025, the Company and the Investor entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”) providing for the resale of the shares of Common Stock that may be purchased by the Investor pursuant to the Purchase Agreement within 30 days of execution of the Registration Rights Agreement and to have such Resale Registration Statement declared effective with 60 days of the filing date, and to maintain the effectiveness of such Resale Registration Statement.

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The foregoing summaries of the Purchase Agreement and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of those agreements, which are attached hereto as Exhibits 10.1 and 10.2 respectively, to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 3.02 Unregistered Sale of Equity Securities.

The information contained above in Item 1.01 relating to the issuance of the shares of Common Stock is hereby incorporated by reference into this Item 3.02.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 8.01 Other Events.

On July 23, 2025, Upexi, Inc. (the “Company”) issued a press release announcing the acquisition of 83,000 SOL for $16.7 million, or $201.34 per SOL. The purchase brings the Company’s holdings to 1.9 million SOL worth over $381 million using the $200.60 spot price of Solana as of 5:00 pm EST on July 22, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Report in such filing.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits

Number	Description
10.1	Common Stock Purchase Agreement, dated as of July 25, 2025, between Upexi, Inc. and A.G.P./Alliance Global Partners
10.2	Registration Rights Agreement, dated as of July 25, 2025, between Upexi, Inc. and A.G.P./Alliance Global Partners
99.1	Press Release of Upexi, Inc., dated July 23, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: July 25, 2025	By:	/s/ Andrew Norstrud
	Name:	Andrew Norstrud
	Title:	Chief Financial Officer

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